Holland Series Fund, Inc.

Holland Balanced Fund

Supplement dated November 9, 2020

to Prospectus and Statement of Additional Information of the

Holland Balanced Fund dated January 28, 2020

This supplement should be read in conjunction with the Prospectus and Statement of Additional Information dated January 28, 2020.

The Board of Directors of the Holland Series Fund, Inc. has approved the liquidation of the Holland Balanced Fund (the “Fund”). The liquidation of the Fund is expected to take place as soon as practicable (the “Liquidation Date”). Shares of the Fund are no longer available for purchase by new or existing investors.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth in the Prospectus.

Please keep this Supplement with your Prospectus and Statement of Additional Information.